CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


Hunapu Inc., Inc.

     We hereby consent to the use in this Amendment No. 1 to the registration Statement on Form SB-2 of our report dated August 15, 2000, relating to the financial statements of Hunapu, Inc., (a development stage company) and to the reference to our firm under the caption "Experts" in this registration statement.


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                                       LAZAR LEVINE & FELIX LLP

New York, New York
December 27, 2000